Figure 2. RB1 Loss Is Associated With Azenosertib Sensitivity in TP53‑Mutant Cancer Cell Lines 0.001 0.01 0.1 1 10 100 -1.0 -0.5 0.0 0.5 1.0 1.5 Concentration (µM) G R V al ue 0.001 0.01 0.1 1 10 100 -1.0 -0.5 0.0 0.5 1.0 1.5 Concentration (µM) G R V al ue DMS53 TP53 mut/ RB1 wt TP53 mut/ RB1 mut SW1271 NCI-H1048 NCI-H1963 NCI-H446 NCI-H510 NCI-H524 NCI-H209 NCI-H526 MDA-MB-231 MDA-MB-468 BT549 TP53 mut/ RB1 wt TP53 mut/ RB1 mut A B Small cell lung cancer (SCLC) Triple-negative breast cancer (TNBC) (A) Small cell lung cancer and (B) triple‑negative breast cancer cells were seeded in 96‑well plates and treated with azenosertib for 72 hours. Cell viability was measured using the CellTiter‑Glo assay to calculate GR inhibition values. GR and GRmax were determined using pre‑ and post‑treatment cell viability and the GR calculator.8 GR > 0: growth inhibitory effect; GR = 0: cytostatic effect; GR < 0: cytotoxic effect; GR = ‑1: complete cytotoxicity. Figure 3. RB1 Knockdown Sensitizes Cancer Cells to Azenosertib and Results in Higher Levels of DNA Damage Upon Azenosertib Treatment DMS53 (SCLC) TP53 mut, RB1 WT MDA-MB-231 (TNBC) TP53 mut, RB1 WT MDA-MB-231 (TNBC) TP53 mut, RB1 WT 0.0001 0.001 0.01 0.1 1 10 100 -1.0 -0.5 0.0 0.5 1.0 1.5 G R V al ue 0.0001 0.001 0.01 0.1 1 10 100 -1.0 -0.5 0.0 0.5 1.0 1.5 Concentration (µM) Concentration (µM) G R V al ue 0 48 144 192 +443% +344% +2% +373% +33% -47% 0 2 4 6 96 Elapsed Time (hr) shCtrl shRB1 Ra ti o of C on flu en ce (N or m al is ed to tr ea tm en t s ta rt ) 0 48 144 192 0 2 4 6 96 Elapsed Time (hr) Ra ti o of C on flu en ce (N or m al is ed to tr ea tm en t s ta rt ) 0 0.1 0.3 1 Azenosertib (µM) RB1 β-Actin p-CDK1 (Y15) γH2AX (S139) p-CHK1 (S345) cl-Caspase 7 cl-Caspase 3 β-Actin Ta rg et en ga ge m en t shCtrl 0 0.1 0.3 1 shRB1 0Azenosertib (μM) Azenosertib (μM) 0.1 0.3 1 shCtrl 0 0.1 0.3 1 shRB1 D N A da m ag e A po pt os is p-CHK1 (S345) γH2AX (S139) cl-Caspase 3 cl-Caspase 7 0 0.1 0.3 1 Azenosertib (µM) RB1 β-Actin p-CDK1 (Y15) γH2AX (S139) p-CHK1 (S345) cl-Caspase 7 cl-Caspase 3 β-Actin Ta rg et en ga ge m en t shCtrl 0 0.1 0.3 1 shRB1 0 0.1 0.3 1 shCtrl 0 0.1 0.3 1 shRB1 D N A da m ag e A po pt os is p-CHK1 (S345) γH2AX (S139) cl-Caspase 3 cl-Caspase 7 1.0 2.1 4.5 6.3 1.2 3.2 9.0 13.2 1.0 1.2 2.5 8.1 1.0 1.1 3.2 12.3 1.0 1.0 1.4 1.0 1.9 0.9 1.1 7.0 1.0 1.1 1.6 3.7 1.1 0.7 2.5 6.5 1.0 1.1 1.9 4.8 1.4 1.2 2.9 8.0 1.0 1.1 1.5 5.6 1.1 1.3 6.6 18.0 1.0 1.0 1.3 1.3 2.4 2.4 6.1 10.9 1.0 1.2 1.2 3.1 2.5 3.0 3.4 10.0 shCtrl shRB1 shCtrl shRB1 DMSO Azenosertib 0.37 µM Azenosertib 1.11 µM Treatment Start Fold change relative to control 0246 Fold change relative to control 0246 A B C D G E F (A) DMS53 RB1 knockdown isogenic cells were treated with azenosertib for 72 hours to assess GR values. (B‑C) Cells were treated with azenosertib (0, 0.1, 0.3, and 1 µM) for 16 hours, and protein expression of the indicated markers was analyzed using traditional Western blot and JESS automated Western platform. (D‑F) MDA‑MB‑231 RB1 knockdown isogenic cells were similarly treated, and protein expression was analyzed. (G) MDA‑MB‑231 RB1 knockdown isogenic cells were treated with azenosertib (0, 0.37, 1.11 µM) for 8 days, and proliferation and confluence were measured using Incucyte. Figure 4. RB1 Inducible Overexpression Desensitizes Cancer Cells to Azenosertib NCI-H1048 (SCLC) TP53 mut, RB1 mut MDA-MB-468 (TNBC) TP53 mut, RB1 mut 0.0001 0.001 0.01 0.1 1 10 100 -1.0 -0.5 0.0 0.5 1.0 1.5 Concentration (µM) G R V al ue 0.0001 0.001 0.01 0.1 1 10 100 -1.0 -0.5 0.0 0.5 1.0 1.5 Concentration (µM) G R V al ue Azenosertib (μM) Azenosertib (μM) 0 0.3 1 Dox (µM) Azenosertib (µM) RB1 β-Actin p-CDK1 (Y15) γH2AX (S139) p-CHK1 (S345) cl-Caspase 7 cl-Caspase 3 β-Actin Ta rg et en ga ge m en t RB1 IOE 0 0.3 1 0 0.3 1 0 0.3 - 0.05 0.1 0.5 1 D N A da m ag e A po pt os is 0 0.3 1 w/o Dox 0 0.3 1 Dox 0.05 µM 0 0.3 1 Dox 0.1 µM 0 0.3 1 Dox 0.5 µM p-CHK1 (S345) γH2AX (S139) 0 0.3 1 Dox (µM) Azenosertib (µM) RB1 β-Actin p-CDK1 (Y15) γH2AX (S139) p-CHK1 (S345) cl-Caspase 7 cl-Caspase 3 β-Actin Ta rg et en ga ge m en t RB1 IOE 0 0.3 1 0 0.3 1 0 0.3 - 0.05 0.1 0.5 1 D N A da m ag e A po pt os is 0 0.3 1 w/o Dox 0 0.3 1 Dox 0.05 µM 0 0.3 1 Dox 0.1 µM 0 0.3 1 Dox 0.5 µM p-CHK1 (S345) γH2AX (S139) cl-Caspase 3 cl-Caspase 7 cl-Caspase 3 cl-Caspase 7 1.0 3.5 13.0 0.9 1.7 5.9 0.9 1.4 4.0 0.8 1.0 1.5 1.0 1.1 10.5 1.0 1.0 4.7 1.0 1.0 3.0 1.0 1.0 1.5 1.0 1.2 8.7 0.8 1.0 4.8 0.7 0.9 2.3 0.6 0.7 1.1 1.0 1.3 9.5 1.1 1.2 6.5 0.9 1.2 3.2 0.8 0.9 1.7 1.0 3.110.4 0.8 1.9 9.8 0.8 1.5 6.0 0.7 0.9 1.6 1.0 0.8 7.7 1.0 1.1 1.7 0.8 1.4 2.5 0.7 0.9 0.7 1.0 2.9 8.7 0.5 1.3 2.0 0.3 1.2 2.3 0.5 0.5 1.7 1.0 1.2 3.1 1.3 1.2 2.4 0.7 0.9 2.1 0.9 0.7 1.2 Ctrl OE RB1 IOE RB1 IOE + Dox 0.1 µM Ctrl OE RB1 IOE RB1 IOE + Dox 0.5 µM Fold change relative to control 0246810 Fold change relative to control 02468 A B C D E F (A) NCI‑H1048 RB1 overexpression isogenic cells were treated with Dox for 24 hours prior to azenosertib treatment for 72 hours, and GR values were assessed. (B‑C) Cells were treated with azenosertib (0, 0.3 and 1 µM) for 16 hours, and protein expression was analyzed via Western blot and JESS. (D‑F) MDA‑MB‑468 RB1 overexpression isogenic cells were treated under the same conditions and analyzed accordingly. Figure 5. Azenosertib Promotes Higher G1/S Transition and More DNA Damage in RB1‑Knockdown TNBC Cells In Vitro M D A -M B- 23 1 sh Ct rl M D A -M B- 23 1 sh RB 1 M D A -M B- 23 1 sh Ct rl Cell cycle phase M D A -M B- 23 1 sh RB 1 M D A -M B- 23 1 sh Ct rl DNA damage M D A -M B- 23 1 sh RB 1 DNA content DMSO 0.04% 0.55% 7.66% 0.03% 1.72% 10.9% Azeno 0.3 µM Azeno 1 µM DMSO Ed U Ed U Azeno 0.3 µM Azeno 1 µM DNA content DMSO Azeno 0.3 µM Azeno 1 µM DMSO Azeno 0.3 µM Azeno 1 µM 0 1 µM 0.3 µM DMSO 20 40 60 % of Cells 80 100 0 1 µM 0.3 µM DMSO 20 40 60 % of Cells 80 100 0 1 µM 0.3 µM DMSO % of γH2AX+ Cells 105 1050 1 µM 0.3 µM DMSO % of γH2AX+ Cells Subset Name γH2AX+ Cell Cycle Subset Name γH2AX+ Cell Cycle Sub G1 G1 EdU+ S EdU- S G2/M Sub G1 G1 EdU+ S EdU- S G2/M Sub G1 G1 EdU+ S EdU- S G2/M Sub G1 G1 EdU+ S EdU- S G2/M A B C (A‑C) MDA‑MB‑231 RB1 knockdown isogenic cells were treated with azenosertib (0, 0.3 and 1 µM) for 24 hours. Cell cycle distribution was analyzed by flow cytometry using the indicated markers, quantified with FlowJo, and plotted using GraphPad Prism. The percentage of γH2AX+ cells is highlighted in red in (A). Figure 6. Azenosertib Demonstrated Greater Anti‑Tumor Activity in RB1‑Mutant CDX Models 0 5 10 15 20 25 30 -20 -10 0 10 20 M ea n Δ BW (% ) 0 5 10 15 20 25 30 -20 -10 0 10 20 M ea n Δ BW (% ) 0 10 20 30 -20 -10 0 10 20 M ea n Δ BW (% ) 0 10 20 30 40 50 60 -20 -10 0 10 20 M ea n Δ BW (% ) 0 5 10 15 20 25 30 0 600 1200 1800 2400 Days post-treatment 49% TGI M ea n TV ± S EM (m m 3 ) 0 5 10 15 20 25 30 0 500 1000 1500 2000 Days post-treatment M ea n TV ± S EM (m m 3 ) 90% TGI 0 10 20 30 0 600 1200 1800 Days post-treatment M ea n TV ± S EM (m m 3 ) 50% TGI 0 10 20 30 40 50 60 0 600 1200 1800 Days post-treatment M ea n TV ± S EM (m m 3 ) 87% TGI Vehicle QD Azenosertib 80 mg/kg QD Vehicle QD Azenosertib 80 mg/kg QD Vehicle QD Azenosertib 80 mg/kg QD Vehicle QD Azenosertib 80 mg/kg QD DMS53 (SCLC) TP53 mut, RB1 WT NCI-H146 (SCLC) TP53 mut, RB1 mut MDA-MB-231 (TNBC) TP53 mut, RB1 WT MDA-MB-468 (TNBC) TP53 mut, RB1 mut A B C D NOD/SCID mice were subcutaneously inoculated with DMS53 (A), NCI‑H146 (B), MDA‑MB‑231 (C), and MDA‑MB‑468 (D) cells. Treatment was initiated when mean tumor volume reached 200 mm³ (n=8/group for SCLC, n=10/group for TNBC). The inset graph depicts the mean ΔBW. All treatments were well tolerated (ΔBW ≤15%). TGI was calculated as: TGI = (1 ‑ [Td ‑ T0] / [Cd ‑ C0]) × 100%. RESULTSBACKGROUND • Azenosertib is a potent and selective WEE1 inhibitor currently in clinical development. WEE1 regulates the G1/S and G2/M cell cycle checkpoints by inhibiting CDK1 and CDK2, preventing cells with damaged DNA from progressing through the cell cycle • Inhibition of WEE1 by azenosertib accelerates cell cycle progression, leading to increased replication stress, premature mitotic entry, and DNA damage accumulation, ultimately resulting in mitotic catastrophe and cancer cell death1 • RB1 is a crucial tumor suppressor that regulates the G1/S cell cycle transition by negatively regulating E2F transcription factors. Loss of RB1 leads to uncontrolled cell cycle progression from G1 to S phase and increased replication stress, especially in TP53 mut cancer cells which already have G1/S defect2‑4 • RB1 loss is highly prevalent in aggressive cancers such as SCLC and TNBC, where it correlates with poor prognosis and therapy resistance.5‑7 Both tumor types are also enriched with TP53 mut • Given that combined loss of TP53 and RB1 promotes G1/S checkpoint defect and replication stress, we hypothesized that these cells would be highly sensitive to WEE1 inhibition by azenosertib Figure 1. Mechanism of Action of Azenosertib RB1 Azenosertib WEE1 RB1 E2F inactive E2F Cyclin CDK2 Cyclin CDK1 DNA damage CDK2 active CDK1 Active Mitotic catastrophe and death G2 M G1 S G1/S Checkpoint G2/M Checkpoint DNA damage accumulates DNA damage Azenosertib WEE1 Azenosertib WEE1 Azenosertib WEE1 E2F active E2F Cyclin CDK2 Cyclin CDK1 CDK2 active CDK1 Active Increased mitotic catastrophe and death G2 M G1 S G1/S Checkpoint G2/M Checkpoint DNA damage accumulates The Effect of Azenosertib on Cancer Cells The Effect of Azenosertib on RB1-Deficient Cancer Cells CONCLUSIONS • RB1 loss of function is associated with azenosertib sensitivity in TP53‑mutant SCLC and TNBC cell lines, as demonstrated by greater growth inhibition after azenosertib treatment • RB1 knockdown sensitizes RB1 WT cancer cells to azenosertib, while RB1 overexpression desensitizes RB1‑deficient cells to azenosertib treatment in vitro • Mechanistic analysis shows that azenosertib treatment induces more G1/S cell cycle transition and higher levels of DNA damage and apoptosis in RB1‑knockdown cells • In vivo studies revealed that azenosertib induces greater TGI in RB1‑deficient TP53‑mutant models compared to RB1 WT TP53‑mutant models • These findings suggest that RB1 loss is associated with sensitivity to WEE1 inhibition by azenosertib in preclinical models, and patients whose tumors harbor both RB1 loss and TP53 mutation may be more likely to benefit from azenosertib therapy References 1. di Rorà AGL, et al. J Hematol Oncol. 2020;13(1):126. 2. Adon T, et al. RSC Adv. 2021;11(47):29227‑29246. 3. Huang MF, et al. Cancers (Basel). 2024;16(8):1558. 4. Engeland K, et al. Cell Death Differ. 2022;29(5):946‑960. 5. Jones RA, et al. J Clin Invest. 2016;126(10):3739‑3757. 6. Robinson TJ, et al. PLoS One. 2013;8(11):e78641. 7. Mandigo AC, et al. Clin Cancer Res. 2022;28(2):255‑264. 8. Clark NA, et al. BMC Cancer. 2017;17(1):698. Acknowledgments This study was sponsored by Zentalis Pharmaceuticals, Inc. Animal studies were performed at Pharmaron, Beijing. Editorial support for this poster was provided by Second City Science, LLC. Additional Information For more information on this study, visit www.zentalis.com or contact gkim @ zentalis . com. Abbreviations Azeno, azenosertib; ΔBW, percent change in body weight; CDK, cyclin dependent kinase; Chk1, checkpoint kinase; CDX, cell line‑derived xenograft; cl‑cleaved caspase; Ctrl, control; Dox, doxycycline; DMSO, dimethyl sulfoxide; EdU, 5‑ethynyl‑2′‑deoxyuridine; G1/S, GAP1/ synthesis; G2/M, GAP2/mitosis; γH2AX, phospho‑histone H2AX; GR, growth rate; IOE, inducible overexpression; JESS, Jess Automated Western Blot System; mut, mutated; NOD/SCID, nonobese diabetic/severe combined immunodeficiency; p‑CDK1, phosphorylated cyclin dependent kinase 1; p‑CHK1, phospho‑checkpoint kinase 1; QD, daily; SCLC, small cell lung cancer; SEM, standard error of mean; sh, short hairpin; TGI, tumor growth inhibition; TNBC, triple‑negative breast cancer; TP53, tumor protein p53; TV, tumor volume; WT, wildtype. PRESENTED AT: American Association for Cancer Research (AACR), April 25‑30, 2025, Chicago, Illinois, USA Poster #372 Loss of RB1 Sensitizes TP53‑Mutated Cancer Cells to WEE1 Inhibition by Azenosertib Daehwan Kim, Olivier Harismendy, Catherine Lee, Erika Cabrera, Harshit Shah, Danielle Jandial, Doris Kim, Mark R. Lackner, Jianhui Ma Zentalis Pharmaceuticals, Inc., San Diego, CA, USA. Exhibit 99.1